UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2021

TriplePoint Venture Growth BDC Corp.
(Exact name of registrant as specified in its charter)

Maryland	814-01044	46-3082016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

TriplePoint Venture Growth BDC Corp. 2755 Sand Hill Road, Suite 150 Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)
(650) 854-2090
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPVG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a)The Annual Meeting of Stockholders (the “Annual Meeting”) of TriplePoint Venture Growth BDC Corp. (the “Company”) was held on May 13, 2021. As of March 8, 2021, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 30,881,965 shares of common stock were eligible to be voted in person or by proxy. Of the shares of common stock eligible to be voted, 22,837,720 shares were voted in person or by proxy at the Annual Meeting.
(b)At the Annual Meeting, the Company’s stockholders (i) elected two Class I directors to serve on the Company’s board of directors until the Company’s 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified, and (ii) ratified the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 9, 2021. The final voting results for each proposal are set forth below.
(i)The voting results with respect to the election of two Class I directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Sajal K. Srivastava	11,222,310	298,445	11,316,965
Stephen A. Cassani	8,799,769	2,720,986	11,316,965
(ii)The voting results with respect to the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
22,419,794	246,435	171,491	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriplePoint Venture Growth BDC Corp.

By:	/s/ James P. Labe
Name:	James P. Labe
Title:	Chief Executive Officer
Date: May 14, 2021